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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT:  JULY 16, 1996



                       DIGITAL TRANSMISSION SYSTEMS, INC.
       (Exact name of small business issuer as specified in its charter)




           DELAWARE                     1-14198                58-2037949
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)



3000 NORTHWOODS PARKWAY, BUILDING 330, NORCROSS, GA               30071
    (Address of principal executive office)                    (Zip Code)




                                 (770) 798-1300
                (Issuer's telephone number, including area code)





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 ITEM 4  -  CHANGES IN COMPANY'S INDEPENDENT ACCOUNTANT

 (a)   Previous Independent Accountants

 On July 11, 1996, Digital Transmission Systems, Inc. (the "Registrant") dismissed its independent accountants, Price Waterhouse LLP. Prior to July 11, 1996, Price Waterhouse LLP was engaged to audit the Registrant's financial statements. The reports by Price Waterhouse on the Registrant's financial statements for the fiscal years ended June 30, 1995 and June 30, 1994, and through July 11, 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The dismissal of the former accountants was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.

 During the Company's two most recent fiscal years, and through July 11, 1996, there were no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused them to make reference to the subject matter of the disagreement in their reports. Also, there were no reportable events of the nature described in Regulation S-K Item 304(a)(1)(v) during the Company's two most recent fiscal years and through July 11, 1996.

 (b)  New Independent Accountants

 The Registrant engaged KPMG Peat Marwick L.L.P. as its new independent accountants as of July 11, 1996. During the two most recent fiscal years and through July 11, 1996, the Registrant has not consulted with KPMG Peat Marwick L.L.P. regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements or (2) the subject matter of a disagreement or a reportable event with the former auditor (as described in Regulation S-K Item 304(a)(1)(v)).

 ITEM 7  -  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (a) Exhibits

     16       Letter from Price Waterhouse LLP regarding Item 4(a)(vi).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Digital Transmission Systems, Inc.



Date: July 16, 1996                      By: /s/ Andres C. Salazar
                                             --------------------------------
                                             Andres C. Salazar, President and
                                             Chief Executive Officer


Date: July 16, 1996                      By: /s/ Roger Maloch
                                             --------------------------------
                                             Roger Maloch, Chief Financial
                                             Officer, Vice President of Finance
                                             and Administration (Principal
                                             Financial Officer and Principal
                                             Accounting Officer)




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                              INDEX OF EXHIBITS



OFFICIAL EXHIBIT NO.                    DESCRIPTION                    PAGE NO.
- --------------------                    -----------                    -------
     16                      Letter from Price Waterhouse LLP              5







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